Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   July, 1999
           Series 1999-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.159791
                                                      ------------------------
       Weighted average maturity                                       355.98
                                                      ------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                               Principal
            Principal Per   Prepayments Per  Interest Per
     Class   Certificate      Certificate     Certificate   Payout Rate
     -----   -----------      -----------     -----------   -----------
       R    $1000.00000000  $  909.40000000  $ 5.50000000   %6.60000000
       PO   $   1.57461540  $    0.64448129  $ 0.00000000   %0.00000000
       A1   $  18.46151957  $   16.78931144  $ 5.41666667   %6.50000000
       A2   $   0.00000000  $    0.00000000  $ 5.12679721   %5.95370018
       A3   $   0.81761904  $    0.74356080  $ 5.41666659   %6.49999991
       A4   $   0.00000000  $    0.00000000  $ 6.29318448   %7.30821433
       A5   $   0.00000000  $    0.00000000  $ 5.83333529   %7.00000235
       A6   $   0.00000000  $    0.00000000  $ 5.83333263   %6.99999915
       A7   $   0.00000000  $    0.00000000  $ 5.83333500   %7.00000200
       A8   $  10.62637000  $    9.66385414  $ 6.25000000   %7.50000000
       A9   $  13.22021420  $   12.02275331  $ 5.00000000   %6.00000000
       A10  $  10.62637000  $    9.66385414  $ 5.62500000   %6.75000000
       A11  $  10.62636980  $    9.66385420  $ 5.83333330   %6.99999996
       A12  $   0.00000000  $    0.00000000  $ 5.41666683   %6.50000019
       A13  $   0.00000000  $    0.00000000  $ 5.83333237   %6.99999884
       A14  $   0.00000000  $    0.00000000  $ 0.00000000   %0.00000000
       A15  $   0.00000000  $    0.00000000  $ 5.83333254   %6.99999905
       A16  $   0.00000000  $    0.00000000  $ 5.83332895   %6.99999474
       A17  $   0.00000000  $    0.00000000  $ 5.00000000   %6.00000000
       S    $   0.00000000  $    0.00000000  $ 0.35745864   %0.42895037
       M    $   0.81761900  $    0.00000000  $ 5.41666698   %6.50000038
       B1   $   0.81761841  $    0.00000000  $ 5.41666577   %6.49999893
       B2   $   0.81761820  $    0.00000000  $ 5.41666815   %6.50000178
       B3   $   0.81761943  $    0.00000000  $ 5.41666800   %6.50000161
       B4   $   0.81762048  $    0.00000000  $ 5.41666667   %6.50000000
       B5   $   0.81761748  $    0.00000000  $ 5.41666474   %6.49999769

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                           Accrual Amount
       Class
       N/A             $            N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       33,376.81
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  494,425,998.27
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,470
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance           Cusip
-----         -------          -----------------       -------           -----
R    $                100.00  $             0.00  $             0.00  36157R3J2
PO   $            448,236.44  $       447,530.64  $           998.43  GEC9913PO
A1   $         40,926,000.00  $    40,170,443.85  $           981.54  36157R2R5
A2   $         14,475,476.00  $    14,475,476.00  $         1,000.00  36157R2S3
A3   $         47,710,557.00  $    47,671,547.94  $           999.18  36157R2T1
A4   $          4,053,134.00  $     4,053,134.00  $         1,000.00  36157R2U8
A5   $          2,551,890.00  $     2,551,890.00  $         1,000.00  36157R2V6
A6   $          4,712,416.00  $     4,712,416.00  $         1,000.00  36157R2W4
A7   $          2,000,000.00  $     2,000,000.00  $         1,000.00  36157R2X2
A8   $         29,000,000.00  $    28,691,835.27  $           989.37  36157R2Y0
A9   $        138,655,000.00  $   136,821,951.20  $           986.78  36157R2Z7
A10  $         29,000,000.00  $    28,691,835.27  $           989.37  36157R3A1
A11  $        100,000,000.00  $    98,937,363.02  $           989.37  36157R3B9
A12  $         20,707,000.00  $    20,707,000.00  $         1,000.00  36157R3C7
A13  $          3,448,000.00  $     3,448,000.00  $         1,000.00  36157R3D5
A14  $            676,358.00  $       676,358.00  $         1,000.00  36157R3E3
A15  $          4,204,000.00  $     4,204,000.00  $         1,000.00  36157R3F0
A16  $          1,140,642.00  $     1,140,642.00  $         1,000.00  36157R3G8
A17  $         33,845,000.00  $    33,845,000.00  $         1,000.00  36157R3H6
S    $        476,820,703.00  $   472,529,558.05  $           991.00  GEC99013S
M    $         10,483,000.00  $    10,474,428.90  $           999.18  36157R3K9
B1   $          3,737,000.00  $     3,733,944.56  $           999.18  36157R3L7
B2   $          2,242,000.00  $     2,240,166.90  $           999.18  36157R3M5
B3   $          2,491,000.00  $     2,488,963.31  $           999.18  36157R3N3
B4   $            996,000.00  $       995,185.65  $           999.18  36157R3P8
B5   $          1,247,906.29  $     1,246,885.98  $           999.18  36157R3Q6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              4        Principal Balance    $    1,594,682.03
                                --------                           -------------
       2.   60-89 days
            Number              0        Principal Balance    $            0.00
                                --------                           -------------
       3.   90 days or more
            Number              0        Principal Balance    $            0.00
                                --------                           -------------
       4.   In Foreclosure
            Number              0        Principal Balance    $            0.00
                                --------                           -------------
       5.   Real Estate Owned
            Number              0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A2             %               5.95370018
                  A4             %               7.30821433

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $          0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $          0.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $          0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------

G.
                                         Rounding Amount
        Opening        Reimbursement       (Withdrawl)         Closing
Class   Balance            Amount                              Balance
-----   -------            ------        ---------------       -------
A7    $     999.99  $            0.00  $            0.00    $        999.99
A13   $     999.99  $            0.00  $            0.00    $        999.99
A15   $     999.99  $            0.00  $            0.00    $        999.99
A17   $     999.99  $            0.00  $            0.00    $        999.99



*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.